UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-23086

WP Trust
(Exact name of registrant as specified in charter)

127 NW 13th Street Suite 13, Boca Raton, FL 33432
(Address of principal executive offices) (Zip code)

The Corporation Trust Company
Corporation Trust Center
1209 Orange St., Wilmington, DE 19801
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 950-9112

Date of fiscal year end: November 30

Date of reporting period: November 30, 2025

Item 1. Reports to Stockholders.

WP Large Cap Income Plus Fund

TICKER: WPLCX

Annual Shareholder Report

November 30, 2025

This annual shareholder report contains important information about WP Large Cap Income Plus Fund for the period of December 1, 2024 to November 30, 2025. You can find additional information about the Fund at https://wpfunds.com/literature. You can also request this information by contacting us at 1-866-959-9260.

What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
Institutional Class Shares	$231	2.21%
Management's Discussion of Fund Performance

Our portfolio hasn't changed much over the past few years; we think we have very good allocation of conventional value shares along with a couple of names that we purchased as conventional value stocks but have become very popular and rewarding for the Fund. Examples of those are Apple Inc. (APPL) and Microsoft Corporation (MSFT). Both are riding high in part due to the new artificial intelligence (AI) boom. Apple seems likely as a very profitable distributor of the service through its very large ecosystem and Microsoft more directly by developing their own models and data centers. Time will tell. The world is changing, again and fast!

It's hard for "little brains" like us to fathom how the many hundreds and hundreds of billions of dollars in investment in AI is going to pay off for the investors. It seems to us as a testosterone based race, not for profitably, but more importantly not to be in second place.

The media says that many of the companies in America will get real profit increases by using AI, and we hope to own many of them. We are happy with our indirect method of profiting from this new technology. AI and what it means is quite scary, not just from an investment point of view, but as a human being.

Our positions in large banks have treated the Fund very well this past year. Bank of America Corporation (BAC), JPMorgan Chase & Co. (JPM) and Wells Fargo & Company (WFC) have done very well. They have reported good earnings and have become popular no doubt due to their dividends and perhaps being largely USA centric.

Our position in Mitsubishi UFJ Financial Group (MUFG), one of Japan's' largest banks, has been particularity interesting. The Japanese central bank has started to increase local interest rates after many years of keeping them near zero. This has caused, we think, the locals to sell off some of their US Treasuries (perhaps causing rates to rise for us here) and reinvest the proceeds locally and that is good for Mitsubishi UFJ Financial Group (MUFG). This strategy was suggested by some of Warren Buffett's holdings over the past years. The bank has been increasing its earnings and buying its own stock back.

The current political administration policies regarding investing in this country and hiring our people must be good for our banks and likely many of our industries.

Inflation seems a concern, as an economy that is doing as well as ours seems to be, could generate some price gains and that could spook the markets. Perhaps the changes that are being made in our immigration policies (rents lower?) as well as perhaps the de-inflationary nature of AI will come to the rescue.

We are happy with the positions we have and look forward to a new year.

How did the Fund perform over the last 10 years?

The Fund's past performance is not a good predictor of the Fund's future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Average Annual Total Returns
	One Year	Five Years	Ten Years
WP Large Cap Income Plus Fund	9.32%	8.10%	6.81%
Dow Jones Industrial Average Index	8.03%	12.12%	12.83%

1

Fund Statistics
Net Assets ($)	$24,760,367
Number of Portfolio Holdings	18
Portfolio Turnover Rate (%)	4%
Total Advisory Fees Paid ($)	$317,417

What did the Fund invest in?
Top Ten Holdings (% of net assets)

Apple Inc.	18.02%
Microsoft Corporation	15.20%
JPMorgan Chase & Co.	15.05%
Bank of America Corporation	14.08%
Wells Fargo & Company	10.19%
Mitsubishi UFJ Financial Group, Inc. - ADR	5.10%
ImmunityBio, Inc.	4.43%
Berkshire Hathaway Inc. - Class B	4.15%
Exxon Mobil Corporation	4.03%
UBS Group AG (Switzerland)	3.90%
Sectors (% of net assets)

*	Net Assets represents cash, cash equivalents and liabilities, including options written, in excess of other assets.
Availability of Additional Information about the Fund

Additional information is available at https://wpfunds.com/literature, including its:

  Prospectus

  Holdings

  Financial Information

  Proxy Voting information

Important Notice Regarding Delivery of Shareholder Documents

In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-866-959-9260 and we will begin sending you separate copies of these materials within 30 days after we receive your request.

2

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. The registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 11/30/2025	FYE 11/30/2024
Audit Fees	$18,350	$17,600
Audit-Related Fees	$0	$0
Tax Fees	$3,000	$3,000
All Other Fees	$750	$750

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.
All Other Fees: Review of Semi-Annual Financials.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted preapproval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant, the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees		FYE 11/30/2025	FYE 11/30/2024
Registrant		$3,750	$3,750
Registrant’s Investment Adviser		$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Investments.

WP Large Cap Income Plus Fund

			Schedule of Investments
			November 30, 2025
Shares			Fair Value	% of Net Assets

COMMON STOCKS

Air Freight & Logistics
1,000	United Parcel Service, Inc. - Class B +		$ 95,790	0.39%

Banks
65,000	Bank of America Corporation +		3,487,250
11,900	JPMorgan Chase & Co. +		3,725,652
80,000	Mitsubishi UFJ Financial Group, Inc. - ADR +		1,262,400
25,000	UBS Group AG (Switzerland) +		965,000
29,400	Wells Fargo & Company +		2,523,990
			11,964,292	48.32%

Beverages
1,800	Diageo PLC - ADR +		164,898	0.67%

Biotechnology
465,000	ImmunityBio, Inc. * +		1,097,400	4.43%

Diversified Financial Services
2,000	Berkshire Hathaway Inc. - Class B * +		1,027,620	4.15%

Hotels, Restaurants & Leisure
1,000	McDonald's Corporation +		311,820	1.26%

Oil, Gas & Consumable Fuels
2,000	Chevron Corporation +		302,260
8,600	Exxon Mobil Corporation +		996,912
7,000	Occidental Petroleum Corporation +		294,000
			1,593,172	6.43%

Software
7,650	Microsoft Corporation +		3,763,876	15.20%

Technology Hardware, Storage & Peripherals
16,000	Apple Inc. +		4,461,600	18.02%

Total for Common Stocks (Cost $7,931,357)			24,480,468	98.87%

MONEY MARKET FUNDS
352,114	Federated Hermes Government Obligations Fund - Institutional
	Class 3.84% **		352,114	1.42%
Total for Money Market Funds (Cost $352,114)

CALL/PUT OPTIONS PURCHASED		Notional
Expiration Date/Exercise Price	Contracts	Amount	Fair Value	% of Net Assets

Put Options Purchased
Cboe S&P 500 Index *
Decemeber 19, 2025 Puts @ $4,500	20	$ 9,000,000	950

Total for Options Purchased (Premiums Paid $14,426)		$ 9,000,000	950	0.00%

Total Investment Securities (Cost $8,297,897)			24,833,532	100.29%

Liabilities in Excess of Other Assets			(73,165)	-0.29%

Net Assets			$ 24,760,367	100.00%

ADR - American Depositary Receipt.
* Non-Income Producing Securities.
** The rate shown represents the annualized 7-day yield at November 30, 2025.
+ Portion or all of the security is pledged as collateral for options written. See Note 3.
The accompanying notes are an integral part of these financial statements.

WP Large Cap Income Plus Fund

Schedule of Options Written
November 30, 2025
CALL/PUT OPTIONS WRITTEN		Notional
Expiration Date/Exercise Price	Contracts	Amount	Fair Value

Put Options Written
Cboe S&P 500 Index *
July 18, 2026 Puts @ $4,600	26	$ 11,960,000	$ 77,610

Total Options Written (Premiums Received $193,224)		$ 11,960,000	$ 77,610

* Non-Income Producing Securities.
The accompanying notes are an integral part of these financial statements.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

WP Large Cap Income Plus Fund

Statement of Assets and Liabilities
November 30, 2025

Assets:
Investment Securities at Fair Value*	$ 24,833,532
Cash	1,000
Deposit at Broker for Written Options	7,725
Dividends Receivable	55,797
Prepaid Expenses	7,020
Total Assets	24,905,074
Liabilities:
Options Written at Fair Value (Premiums Received $193,224)	77,610
Payable to Adviser	27,088
Payable to Administrator	2,800
Accrued Distribution and Service (12b-1) Fees	11,370
Accrued Trustees Fees	136
Other Accrued Expenses	25,703
Total Liabilities	144,707
Net Assets	$ 24,760,367

Net Assets Consist of:
Paid In Capital	$ 12,836,787
Total Distributable Earnings	11,923,580
Net Assets	$ 24,760,367

Net Asset Value, Offering and Redemption Price	$ 17.94

* Investments at Identified Cost	$ 8,297,897

Shares Outstanding (Unlimited number of shares	1,380,247
authorized without par value)

The accompanying notes are an integral part of these financial statements.

WP Large Cap Income Plus Fund

Statement of Operations
For the fiscal year ended November 30, 2025

Investment Income:
Dividends (Net of Foreign Withholding Taxes of $10,910)	$ 371,891
Total Investment Income	371,891
Expenses:
Management Fees	317,417
Administration Fees	33,514
Transfer Agent Fees & Accounting Fees	31,903
Distribution and Service (12b-1) Fees - Institutional Class	23,512
Audit Fees	22,100
Legal Fees	20,573
Interest Expense	17,626
Miscellaneous Expense	14,600
Compliance Officer Expense	11,966
Custody Fees	8,725
Registration Expense	7,644
Trustees Fees	6,736
Printing & Mailing Fees	2,070
Insurance Expense	1,142
Total Expenses	519,528

Net Investment Income (Loss)	(147,637)

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments	1,929,265
Net Realized Gain (Loss) on Options Purchased	(103,751)
Net Realized Gain (Loss) on Options Written	48,903
Net Change in Unrealized Appreciation (Depreciation) on Investments	254,370
Net Change in Unrealized Appreciation (Depreciation) on Options Purchased	(13,476)
Net Change in Unrealized Appreciation (Depreciation) on Options Written	80,061
Net Realized and Unrealized Gains (Loss) on Investments	2,195,372

Net Increase (Decrease) in Net Assets from Operations	$ 2,047,735

The accompanying notes are an integral part of these financial statements.

WP Large Cap Income Plus Fund

Statements of Changes in Net Assets
	12/1/2024	12/1/2023
	to	to
	11/30/2025	11/30/2024
From Operations:
Net Investment Income (Loss)	$ (147,637)	$ (121,879)
Net Realized Gain (Loss) on Investments, Options
Purchased and Options Written	1,874,417	1,116,863
Net Change in Unrealized Appreciation (Depreciation) on
Investments, Options Purchased and Options Written	320,955	5,276,170
Net Increase (Decrease) in Net Assets from Operations	2,047,735	6,271,154

From Capital Share Transactions:
Proceeds From Sale of Shares	599,753	346,941
Shares Issued on Reinvestment of Dividends	-	-
Cost of Shares Redeemed	(2,875,373)	(3,131,986)
Net Increase (Decrease) from Shareholder Activity	(2,275,620)	(2,785,045)

Net Increase (Decrease) in Net Assets	(227,885)	3,486,109

Net Assets at Beginning of Year	24,988,252	21,502,143

Net Assets at End of Year	$24,760,367	$24,988,252

Share Transactions:
Issued	36,348	22,781
Reinvested	-	-
Redeemed	(178,792)	(223,485)
Net Increase (Decrease) in Shares	(142,444)	(200,704)

The accompanying notes are an integral part of these financial statements.

WP Large Cap Income Plus Fund

Statement of Cash Flows
For the fiscal year ended November 30, 2025

Increase (Decrease) in cash:
Cash flows from operating activities:
Net Increase (Decrease) in Net Assets from Operations	$ 2,047,735
Adjustments to Reconcile Net Increase (Decrease) in Net Assets from
Operations to Net Cash (used in) Provided from Operating Activities:
(Purchase) of Investments and Options	(1,017,308)
Proceeds from Disposition of Investments and Options	3,233,837
(Purchase) Sales of Short-Term Investment Securities, Net	79,801
(Increase) Decrease in Dividends and Interest Receivable	(9,167)
(Increase) Decrease in Receivables for Securities Sold	-
(Increase) Decrease in Prepaid Expenses	(1,020)
Premiums Received from Options Written	(304,195)
Payments to Cover Options Written	452,569
Increase (Decrease) in Accrued Distribution (12b-1) Fees	(10,093)
Increase (Decrease) in Accrued Expenses	(1,914)
Increase (Decrease) in Payable to Broker	(2,778)
Return of Capital Received from Investments	11,250
Net Change in Unrealized (Appreciation) Depreciation on Investments
and Options	(320,955)
Net Realized (Gain) Loss on Investments and Options	(1,874,417)
Net Cash (used in)/Provided from Operating Activities	2,283,345

Cash flows from financing activities:
Proceeds from Fund Shares Sold	599,753
Payment on Fund Shares Redeemed	(2,875,373)
Cash Distributions Paid	-
Net Cash (used in)/Provided from Financing Activities	(2,275,620)

Net Increase (Decrease) in Cash	7,725

Cash:
Beginning of Year	1,000
End of Year	$ 8,725

Supplemental disclosure of cash flow information:

Reconciliation of restricted and unrestricted cash at the beginning of the year to the Statement of Assets and Liabilities:
Cash	$ 1,000
Deposits at Broker for Written Options	$ -

Reconciliation of restricted and unrestricted cash at the end of the year to the Statement of Assets and Liabilities:
Cash	$ 1,000
Deposits at Broker for Written Options	$ 7,725

Interest paid by the Fund was $18,449.
The accompanying notes are an integral part of these financial statements.

WP Large Cap Income Plus Fund

Financial Highlights

Selected data for a share outstanding throughout each year:	12/1/2024	12/1/2023	12/1/2022	12/1/2021	12/1/2020
	to	to	to	to	to
	11/30/2025	11/30/2024	11/30/2023	11/30/2022	11/30/2021

Net Asset Value - Beginning of Year	$ 16.41	$ 12.48	$ 11.13	$ 14.94	$ 12.24
Net Investment Income (Loss) (a)	(0.10)	(0.08)	(0.01)	(0.00)	0.01
Net Gain (Loss) on Investments (Realized and Unrealized)	1.63	4.01	1.36	(3.79)	2.77
Total from Investment Operations	1.53	3.93	1.35	(3.79)	2.78

Distributions (From Net Investment Income)	-	-	-	(0.02)	(0.08)
Distributions (From Capital Gains)	-	-	-	-	-
Total Distributions	-	-	-	(0.02)	(0.08)

Net Asset Value - End of Year	$ 17.94	$ 16.41	$ 12.48	$ 11.13	$ 14.94
Total Return (b)	9.32%	31.49%	12.13%	(25.41)%	22.76%

Ratios/Supplemental Data
Net Assets - End of Year (Thousands)	$ 24,760	$ 24,988	$ 21,502	$ 22,415	$ 32,669

Ratio of Expenses to Average Net Assets (c) (d)	2.21%	2.23%	2.41%	2.54%	2.30%
Ratio of Net Investment Income (Loss) to Average
Net Assets (d)	(0.63)%	(0.53)%	(0.08)%	(0.01)%	0.08%

Portfolio Turnover Rate	3.80%	1.51%	3.82%	2.24%	3.86%

(a) Per share amount calculated using the average shares method.
(b) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.
(c) Ratios do not include expenses of the investment companies in which the Fund invests.
(d) The ratios include interest expense of 0.07% during the year ended Novemeber 30, 2025, 0.06% during the year ended November 30,
2024, 0.05% during the year ended November 30, 2023, 0.37% during the year ended November 30, 2022 and 0.25% during the year ended November 30, 2021.
The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
WP LARGE CAP INCOME PLUS FUND
November 30, 2025

1.) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
The WP Large Cap Income Plus Fund (the “Fund”) is a series of WP Trust (the “Trust”). The Trust was organized on June 4, 2015, as a Delaware statutory trust. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). As of November 30, 2025, there were two series authorized by the Trust. The Fund is a diversified Fund. The Fund’s investment objective is total return. The Fund’s investment adviser is Winning Points Advisors, LLC (the “Adviser”). The Fund currently offers one class of shares, Institutional Class shares. The Fund commenced operations on October 10, 2013.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The Fund follows the significant accounting policies described in this section.

SEGMENT REPORTING: The Fund is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the investment manager to make investment decisions, and the results of the operations, as shown in the statements of operations and the financial highlights for the Fund is the information utilized for its day-to-day management. The Fund is party to the expense agreements as disclosed in the notes to the financial statements and resources are not allocated based on performance measurements. Due to the significance of oversight and his role, the Chief Investment Officer at the Adviser is deemed to be the Chief Operating Decision Maker.

SHARE VALUATION: The net asset value (“NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. For the Institutional Class, the offering price and redemption price per share is equal to the NAV per share.

SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in note 2.

OPTIONS: The Fund’s option strategy consists of selling and purchasing put and call options on equity indices and exchange traded funds (“ETFs”). The sale of put options generates income for the Fund, but exposes it to the risk of declines in the value of the underlying assets. The risk in purchasing options is limited to the premium paid by the Fund for the options. The sale of call options generates income for the Fund, but may limit the Fund's participation in equity market gains. The Fund’s Adviser seeks to reduce the overall volatility of returns by managing a portfolio of options. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions.

Purchasing and selling put and call options are highly specialized activities and entail greater than ordinary investment risks. The successful use of options depends in part on the ability of the Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. By selling call options on equity securities or indices, the Fund gives up the opportunity to benefit from potential increases in the value of the underlying securities above the strike prices of the sold call options, but continues to bear the risks of declines in the value of the markets, including the underlying indices for the puts as well, if different, as the securities that are held by the Fund. The premium received from the sold options may not be sufficient to offset any losses sustained from the volatility of the underlying equity indices over time.

FEDERAL INCOME TAXES: The Fund has qualified and intends to continue to qualify as a regulated investment company (“RIC’) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of and during the fiscal year ended November 30, 2025, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax liability as income tax expense in the Statement of Operations. During the fiscal year ended November 30, 2025, the Fund did not incur any interest or penalties. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Delaware.

In addition, GAAP requires management of the Fund to analyze all open tax years, as defined by IRS statute of limitations, including federal tax authorities and certain state tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. GAAP requires that permanent financial reporting differences relating to shareholder distributions be reclassified to paid-in capital or net realized gains.

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

EXPENSES: Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund's relative net assets or another appropriate basis (as determined by the Board of Trustees (the “Board” or "Trustees")). The allocations are dependent upon the nature of the services performed and the relative applicability to each Fund. Other allocations may also be approved from time to time by the Trustees.

OTHER: Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds using the identified cost method. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income and interest expenses, if any, are recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

2.) SECURITIES VALUATIONS
PROCESSES AND STRUCTURE: The Fund’s Board has adopted guidelines for valuing securities and other derivative instruments including in circumstances in which market quotes are not readily available, and has delegated authority to the Valuation Designee to apply those guidelines in determining fair value prices, subject to review by the Board.

HIERARCHY OF FAIR VALUE INPUTS: The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s best information about the assumptions a market participant would use in valuing the assets or liabilities.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks). Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price on the primary exchange or market on which the security trades. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. In the event of a short sale of an equity security, lacking a last sale price, an equity security is generally valued by the pricing service at its last ask price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the pricing service at its last bid or ask, it is generally categorized as a level 2 security. When market quotations are not readily available or when a Valuation Designee determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued pursuant to the fair value pricing procedures and are categorized as level 2 or level 3, as appropriate.

Money market funds. Money market funds are valued at net asset value and are classified in Level 1 of the fair value hierarchy.

Derivative instruments. Listed derivatives, including purchased options and written options, will be valued at the mean of the bid and ask price on the primary exchange on which the option trades and are categorized as level 1 of the fair value hierarchy. If there is not a bid and ask price on the primary exchange on which the option trades, or if the Valuation Designee determines that the mean of the bid and ask price does not accurately reflect the current value, the option will be valued at fair value as determined under the fair value pricing procedures and may be categorized as level 2 or level 3, as appropriate.

In accordance with the Trust's fair value pricing guidelines, the Fund's Valuation Committee, which includes the Valuation Designee, shall consider all appropriate factors relevant to the value of securities for which market quotations are not readily available. No single standard for determining fair value can be established, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by a Fund's Valuation Committee is the price at which the security could reasonably be sold in a current market transaction. Methods that are in accord with this principle may, for example, be based on a multiple of earnings; a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or yield to maturity and credit spread with respect to debt issues, or a combination of these and other methods. The Board maintains responsibilities for the fair value determinations under Rule 2a-5 under the 1940 Act and oversees the Valuation Designee.

The following tables summarize the inputs used to value the Fund’s assets and liabilities measured at fair value as of November 30, 2025:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 24,480,468	$ -	$ -	$ 24,480,468
Money Market Funds	352,114	-	-	352,114
Put Options Purchased	950	-	-	950
Total	$ 24,833,532	$ -	$ -	$ 24,833,532

Valuation Inputs of Liabilities	Level 1	Level 2	Level 3	Total
Put Options Written	$ 77,610	$ -	$ -	$ 77,610
Total	$ 77,610	$ -	$ -	$ 77,610

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any level 3 assets or liabilities during the fiscal year ended November 30, 2025.

3.) DERIVATIVES TRANSACTIONS
The Fund has adopted a derivative risk management program under Rule 18f-4 of the 1940 Act which governs the Fund's use of derivative transactions. As part of the program, the Board has appointed a member of the Fund's Adviser as the derivatives risk manager. As of November 30, 2025, portfolio securities valued at $24,480,468 and $7,725 in cash, were held in a segregated account by the custodian and broker, respectively, as collateral for options written.

The average monthly notional value of options contracts purchased and written by the Fund for the fiscal year ended November 30, 2025, were as follows:

Derivative Type			Average Notional Value
Put Options Purchased			$13,038,462
Put Options Written			($9,150,769)

As of November 30, 2025, the location on the Statement of Assets and Liabilities for financial derivative instrument fair values is as follows:

Assets	Location		Equity Contracts/Total
Put Options Purchased	Investment Securities at Fair Value		$ 950
Total Assets			$ 950

Liabilities	Location		Equity Contracts/Total
Put Options Written	Options Written at Fair Value		$ 77,610
Total Liabilities			$ 77,610

Realized and unrealized gains and losses on derivatives contracts entered into by the Fund during the fiscal year ended November 30, 2025, are recorded in the following location in the Statement of Operations:

Net Change in Unrealized
Appreciation (Depreciation) on:	Location		Equity Contracts/Total
Put Options Purchased	Options Purchased		$ (13,476)
Put Options Written	Options Written		$ 80,061
$ 66,585

Net Realized Gain (Loss) on:	Location		Equity Contracts/Total
Put Options Purchased	Options Purchased		$ (103,751)
Put Options Written	Options Written		$ 48,903
$ (54,848)

All open derivative positions at November 30, 2025, are reflected on the Fund's Schedule of Investments and Schedule of Options Written.

4.) INVESTMENT TRANSACTIONS
For the fiscal year ended November 30, 2025, purchases and sales of investment securities other than U.S. Government obligations and short-term investments were $897,531 and $3,232,237, respectively.

5.) ADVISERY FEES AND OTHER RELATED PARTY TRANSACTIONS
The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Pursuant to the Advisory Agreement, the Adviser manages the operations of the Fund and manages the Fund’s investments in accordance with the stated policies of the Fund. As compensation for the investment advisory services provided to the Fund, the Adviser receives a monthly management fee equal to an annual rate of 1.35% of the Fund’s average daily net assets. For the fiscal year ended November 30, 2025, the Adviser earned $317,417 in management fees. At November 30, 2025, the Fund owed the Adviser management fees of $27,088.

A managing member of the Adviser also serves as an Interested Trustee and Officer of the Trust.

The Fund has adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan allows that the Fund may expend up to 0.25% for Institutional Class shares of the Fund’s average daily net assets annually to pay for any activity primarily intended to result in the sale of shares of the Fund and the servicing of shareholder accounts, provided that the Trustees have approved the category of expenses for which payment is being made. Effective January 26, 2024, the Board reduced the Institutional share distribution and service (12b-1) fees to 0.10% of average daily net assets. The Fund incurred distribution and service (12b-1) fees of $23,512 for the fiscal year ended November 30, 2025. At November 30, 2025, the Fund had available $11,370 which could be used for qualifying expenses under the Plan.

Premier Fund Solutions, Inc. (“PFS” or “Administrator”) serves as the Administrator for the Trust pursuant to a written agreement with the Trust. PFS provides day-to-day administrative services to the Fund. For PFS’s services to the Fund, the Fund pays PFS an annualized asset-based fee of 0.07% of average daily net assets up to $200 million, with lower fees at higher asset levels; subject to a minimum monthly fee of $2,800, plus reimbursement of out-of-pocket expenses. For its services, for the fiscal year ended November 30, 2025, PFS earned $33,514. At November 30, 2025, the Fund owed PFS administration fees of $2,800.

An officer of the Trust is also an officer of the Administrator.

6.) TAX MATTERS
For federal income tax purposes, at November 30, 2025, the cost of securities on a tax basis and the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) including written options were as follows:

Cost of Investments		$ 8,390,144

Gross Unrealized Appreciation		$ 16,825,153
Gross Unrealized Depreciation		(381,765)
Net Unrealized Appreciation (Depreciation) on Investments		$ 16,443,388

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax treatment of derivatives and the tax deferral of wash sales.

The Fund’s tax basis distributable earnings are determined only at the end of each fiscal year. The tax character of distributable earnings (deficit) at November 30, 2025, the Fund’s most recent fiscal year end, were as follows:

Accumulated Capital and Other Losses	$ (4,519,808)
Net Unrealized Appreciation	16,443,388
$ 11,923,580

As of November 30, 2025, accumulated capital and other losses include the following:

Deferred Late Year Ordinary Losses*	$ 124,219
Short Term Capital Loss Carryforward*	$ 4,395,589

* Under current tax law, late year ordinary losses incurred after December 31 of a fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. Available capital loss carryforwards have no expiration. During the fiscal year ended November 30, 2025, the Fund utilized capital loss carryforwards of $1,941,002.

In accordance with GAAP, the Fund has recorded reclassifications in the capital accounts. The reclassifications listed below have no impact on the net asset value of the Fund and are as a result of net operating losses. As of November 30, 2025, the Fund recorded reclassifications to increase (decrease) the capital account as follows:

Paid In Capital	$(144,993)
Total Distributable Earnings	$144,993

The Fund did not pay any distributions during the fiscal years ended November 30, 2025 and 2024.

7.) COMMITMENTS AND CONTINGENCIES
In the normal course of business, the Trust may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

8.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of the fund, under section 2(a)(9) of the 1940 Act. At November 30, 2025, Charles Schwab & Co. Inc., held for the benefit of its customers, in aggregate, 100% of Fund shares. The Trust does not know whether any underlying accounts of Charles Schwab & Co. Inc. owned or controlled 25% or more of the voting securities of the Fund.

9.) CONCENTRATION OF SECTOR RISK
If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely affected. As of November 30, 2025, the Fund had 52.47% and 33.22%, respectively, of the value of its net assets invested in stocks within the Financials and Information Technology sectors.

10.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there are no other subsequent events requiring adjustment to or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of WP Large Cap Income Plus Fund and
Board of Trustees of WP Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and options written, of WP Large Cap Income Plus Fund (the “Fund”), a series of WP Trust, as of November 30, 2025, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2025, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2025, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Winning Points Advisors, LLC since 2015.

/s/ Cohen & Company, Ltd.
COHEN & COMPANY, LTD.
Cleveland, Ohio
January 26, 2026

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment. Companies.

None.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management. Investment Companies.

Included in Item 7.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 16. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WP Trust

By: /s/ Charles S. Stoll
Charles S. Stoll
Principal Executive Officer

Date: 1/29/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Charles S. Stoll
Charles S. Stoll
Principal Executive Officer

Date: 1/29/2026

By: /s/ James Craft
James Craft
Principal Financial Officer

Date: 1/29/2026